Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at www.TFSCapital.com/products/mutual-funds. You can also get this information at no cost by calling (888) 534-2001 or by sending an email request to fundinfo@ultimusllc.com. The current prospectus and statement of additional information, dated March 1, 2015, are incorporated by reference into this summary prospectus.

INVESTMENT OBJECTIVE

TFS MARKET NEUTRAL FUND seeks to produce capital appreciation while having a low correlation to the U.S. equity market, which we define as the S&P 500 Index. In addition, the Fund seeks to produce lower volatility than the movement of the U.S. equity market.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Deferred Sales Charge (Load)	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Exchange Fee	None
Wire Transfer Fee	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees(1)	1.65%
Distribution (12b-1) Fees	None
Acquired Fund Fees and Expenses	0.10%
Other Expenses:
Dividend and interest expense on securities sold short	0.91%
Brokerage expense on securities sold short	5.50%
Other operating expenses	0.24%
Total Other Expenses	6.65%
Total Annual Fund Operating Expenses(2)	8.40%

(1)	Management Fees have been restated to reflect the current management fee.

(2)	The Adviser has contractually agreed to reduce Management Fees and to absorb the Fund’s other operating expenses (for the life of the Fund) to the extent necessary to limit annual ordinary operating expenses to an amount not exceeding 1.90% of the Fund’s average daily net assets. Management Fee reductions and expenses absorbed by the Adviser are subject to repayment by the Fund for a period of three years after such fees and expenses were incurred, provided that the repayments do not cause the ordinary operating expenses of the Fund to exceed the 1.90% limit. Ordinary operating expenses includes all Fund expenses except brokerage, taxes, borrowing costs such as interest and dividend expenses on securities sold short, Acquired Fund Fees and Expenses and extraordinary expenses. The Adviser’s right to receive repayment of any Management Fee reductions and/or expense reimbursements terminates if the Adviser ceases to serve as investment adviser to the Fund. This agreement may be terminated by either the Fund or the Adviser upon not less than 60 days prior written notice to the other party, provided, however, that (1) the Adviser may not terminate the agreement without the approval of the Board of Trustees, and (2) the agreement will terminate automatically as to the Fund if, and when, the Adviser ceases to serve as investment adviser of the Fund.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as set forth in the table on the previous page. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$826	$2,394	$3,857	$7,102

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 669% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Market Neutral Definition: The Fund employs a “market neutral” strategy, which is defined by TFS Capital LLC (the “Adviser”) as a strategy designed to generate returns that have a low correlation to the U.S. equity market. The Fund does not seek to adhere to any other definition of market neutrality including, but not limited to, dollar neutrality, beta neutrality, capitalization neutrality or sector neutrality.

Techniques for Maintaining Market Neutrality: The Fund seeks to minimize overall U.S. equity market risk by taking long positions and short positions in a diversified portfolio of U.S. equity securities. Simultaneously engaging in long investing and short selling is designed to reduce the net exposure of the overall portfolio to general market movements. The Fund seeks to generate returns from the potential gains of its long and its short equity positions. The Fund typically maintains short positions that represent between 60%-100% of its assets and long positions that represent 90%-100% of its assets. That is, for every dollar in the Fund, the Fund typically holds 90 cents to one dollar in long positions and 60 cents to one dollar in short positions. Based upon its proprietary quantitative models, the Adviser takes long positions in those securities that it believes to be undervalued and likely to increase in price, and takes short positions in those securities that the Adviser believes to be overvalued and likely to decrease in price.

Types of Securities Utilized: The Fund primarily invests in common stocks and, to a lesser degree, in registered investment companies and futures contracts. The Fund primarily invests in common stocks that are traded on U.S. exchanges. The Fund will not be limited to selecting common stocks within a specific market capitalization, sector or style (e.g., growth vs. value). The starting population of securities that will be analyzed by the Adviser may include all listed U.S. common stocks. Consequently, the portfolio of common stocks selected by the Adviser for investment is expected to contain a diverse range of equity styles, capitalizations, and sectors. The average capitalization of the Fund’s portfolio tends to be in the “Small” capitalization range ($500 million to $2 billion market capitalization). The sector weightings, average capitalization and style classification are not intended to be static and will vary over time.

Certain of the stocks that the Fund sells short have more expensive borrowing fees than other stocks in the market (commonly referred to as “hard to borrow stocks”). These high fees increase the expenses of the Fund regardless of whether they have a positive impact on the performance of the Fund. The Adviser selects stocks it believes will have a net positive impact on the Fund’s performance after taking into account the expenses.

The Fund may commit up to 25% of its net assets (including both long and short positions) in other registered investment companies (“RICs”). The majority of the Fund’s investments in RICs are in closed-end funds. A closed-end fund is a fund that has a set number of shares outstanding and trades like a stock on a stock exchange. Closed-end funds may trade at their net asset value; however, they typically trade at either a discount or premium to the underlying net asset value of the securities held by the closed-end fund. The Adviser believes that certain inefficiencies exist with the pricing of closed-end funds and that these inefficiencies provide potential investment opportunities for the Fund. In the Adviser’s opinion these inefficiencies are likely the result of short-term imbalances in supply and demand for the shares of a closed-end fund. Based on these perceived imbalances, the Adviser will buy the closed-end fund if the Adviser believes demand is going to increase or, less frequently, sell short the closed-end fund in the situation where the Adviser believes demand is going to decrease.

The Fund purchases and sells futures contracts on broad-based indices. Futures contracts are considered “derivative” instruments because their values are based on (“derived from”) the value of an underlying asset, reference rate, index or some other variable. The Fund may use futures contracts to gain exposure or to hedge against changes in the value of common stocks, interest rates, foreign currencies or commodities. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. When the Fund purchases or sells a futures contract, no price is paid to or received by the Fund upon the purchase or sale of the futures contract. Instead, the Fund is required to deposit in a segregated asset account an amount of cash or qualifying securities that is a percentage of the contract amount. This is called the “initial margin deposit.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying asset. The Fund recognizes an unrealized gain or loss equal to the daily variation margin.

In addition to complying with any collateral requirements set by brokers, the Fund maintains a segregated account with its custodian to collateralize its derivative positions and short sales as required by current Securities and Exchange Commission (“SEC”) or staff interpretations. As a result, the Fund is required to maintain higher levels of cash or liquid assets (such as U.S. Treasury bills, money market accounts, repurchase agreements, certificates of deposit, high quality commercial paper and long equity positions) for collateral needs than if it did not use derivatives or short sales. The Fund will modify its asset segregation policies as necessary to ensure compliance with any changes in the positions taken by the SEC or its staff.

Quantitative Security Selection Models: The Adviser utilizes a quantitative and objective investment decision-making process to select individual securities for the Fund. The Adviser has developed proprietary models that are intended to predict the future performance of individual securities relative to the overall U.S. equity market. These models were developed through extensive historical analysis of screening variables. The models may include fundamental and technical variables, including data from company financial or management filings, trade data across various markets and price movements. With the assistance of multiple trading models, the Adviser purchases securities (long positions) that it expects to outperform the overall U.S. equity market and will also sell short securities that it expects to underperform the overall U.S. equity market. While the Adviser will rely heavily on its proprietary models for making investment decisions, it does have the ability to exercise discretion and override the models when deemed appropriate.

PRINCIPAL RISKS

An investment in the Fund carries risk and, if you invest in the Fund, you may lose money. The investment strategies used by the Fund are highly speculative and involve a high degree of risk. Below are the principal risks of an investment in this Fund.

Market Neutral Style Risk – During a “bull” market, when most equity securities and long-only mutual funds are increasing in value, the Fund’s short positions will likely cause the Fund to underperform the overall U.S. equity market and many other mutual funds. This underperformance is an expected effect of the ongoing short selling that is a core component of the Fund’s strategy.

Short Sale Risk – Short sales are transactions in which the Fund sells a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes up in price during the period during which the short position is outstanding, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

The Fund’s investments in shorted securities are more risky than its investments in its long positions. With a long position, the maximum sustainable loss is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security. Therefore, short selling subjects the Fund to the potential for unlimited losses. Before investing in the Fund, you should completely consider this risk.

The Fund will incur increased transaction costs associated with selling securities short. During periods of market volatility, these transaction costs can increase dramatically and negatively impact Fund performance. In addition to transaction costs, certain of the stocks that the Fund sells short have more expensive borrowing fees than other stocks in the market (commonly referred to as “hard to borrow stocks”). These high fees increase the expenses of the Fund regardless of whether they have a positive impact on the performance of the Fund.

In addition, when the Fund is selling securities short, it must maintain a segregated account with its custodian of cash or high-grade securities equal to the current market value of the securities sold short less any collateral deposited with the Fund’s broker (not including the proceeds from the short sales). As a result, the Fund may maintain high levels of cash or liquid assets (such as U.S. Treasury bills, money market accounts, repurchase agreements, certificates of deposit, high quality commercial paper and long equity positions) for collateral needs.

Risks of Investments in RICs – To the extent that it invests in other RICs, the Fund incurs greater expenses, such as its own management fees and other operating expenses, than an investor would incur who invested directly in the RICs. The Fund’s investments in other RICs are subject to all of the underlying risks of such RICs. These include such general risks as market risk and management risk. In addition to these risks, the Fund’s investment in a closed-end fund is subject to the risk that the fund may trade at prices significantly different from the fund’s net asset value. Investments in a closed-end fund may be subject to liquidity risk (that is, the potential that the Fund may be unable to dispose of the shares promptly or at a reasonable price).

Risks of Small Cap Stocks – Small cap stocks typically are more volatile and less liquid than larger cap stocks. Small cap companies may have a shorter history of operations and may lack depth of management. Small cap companies may be unable to generate funds necessary for growth or potential development, or may be developing or marketing new products or services for markets that are not yet firmly established. In addition, such companies may become subject to intense competition from larger more established companies. Securities of smaller companies may have more limited trading markets than the larger companies. These risks are more prominent in the lower end of the capitalization range for the Fund’s small cap companies.

Derivative Risk – The use of derivative instruments, including futures contracts, requires special skills and knowledge of investment techniques that are different than those normally required for purchasing and selling common stock. If the Adviser uses a derivative instrument at the wrong time or incorrectly identifies market conditions, or if the derivative instrument does not perform as expected, these strategies may significantly reduce the Fund’s return. In addition, the Fund may be unable to close out a position because the market for a futures contract may become illiquid.

As a series of an investment company registered with the SEC, the Fund must segregate liquid assets, or engage in other measures, to “cover” open positions with respect to certain kinds of derivatives. In the case of futures contracts that do not cash settle, for example, the Fund must set aside liquid assets equal to the full notional value of the contracts (less any amounts the Fund has posted as margin) while the positions are open. With respect to futures contracts that do cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations under the contracts (less any amounts the Fund has posted as margin), if any, rather than their full notional value. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation. By setting aside assets equal to only its net obligations under cash-settled instruments, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional amount of the instruments. The Fund may incur losses on derivatives and other leveraged investments (including the entire amount of a Fund’s investment in such investments) even if they are covered.

The Fund’s use of futures contracts and certain other derivatives for the purpose of increasing the Fund’s long and short exposure creates leverage, which can magnify the Fund’s potential for gain or loss and therefore amplify the effect of market volatility on the Fund’s share price (see “Leveraging Risk”). Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

Market Risk – The risk of losing money due to general market movements is called market risk. Given that security prices can be extremely volatile, the Fund’s share price may be subject to extreme fluctuations. In a declining stock market, security prices for all companies may decline, regardless of any one particular company’s own unique prospects.

Management Risk – The Fund’s strategy is dependent on the Adviser’s ability to develop and maintain security selection and trading models that successfully identify the Fund’s investments. If the Adviser is unsuccessful, the Fund could experience losses regardless of the overall performance of the U.S. equity market.

Quantitative Strategy Risk – The quantitative models used by the Adviser may be similar to the models used by other quantitative managers. To the extent that they are similar, the Fund’s price movements may have a high degree of correlation to other quantitative funds. This potential portfolio overlap with other quantitative funds could lead to periods of high volatility, especially in the event that other managers choose to rapidly sell securities or close short positions.

Investment Model and Computer Software Risk – The Adviser relies heavily on quantitative investment models to assist with security selection. Given this investment process and the high rate of trading in the Fund’s portfolio, the Adviser seeks opportunities to gain efficiencies by automating the investment process. That is, the Adviser creates and uses proprietary software that can automatically gather the data required for analysis, quantitatively evaluate securities as needed for portfolio rebalancing and execute the trades on behalf of the Fund. The Adviser’s extensive use of its quantitative models and proprietary software presents certain additional risks. Specifically, the Adviser cannot guarantee that the data used in the models will be accurate or complete. Moreover, the computer software, whether proprietary or obtained from third-parties, may fail or may have errors that go undetected by the Adviser. If issues are present in the data used by the Adviser or if there are errors in the computer software used by the Adviser, there may be adverse impacts to the Fund, including a decline in the Fund’s net asset value. The Fund is at risk for any adverse financial impacts resulting from deficiencies in the Adviser’s quantitative investment process.

Leveraging Risk – The Fund does not intend to borrow money for speculative purposes but may borrow money for operational purposes (e.g., to manage shareholder redemptions). When utilized, the Fund’s borrowing activities may exaggerate any increase or decrease in the net asset value of the Fund. In addition, the interest which the Fund must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances required to be maintained, are additional costs which may reduce or eliminate any net investment profits. Unless profits on assets acquired with borrowed funds exceed the costs of borrowing, the use of borrowing will diminish the investment performance of the Fund. The Fund may lose money as a result of its borrowing activities.

The Fund’s use of futures contracts will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset class underlying an instrument and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund does not use instruments that have a leveraging effect. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to an asset class and may cause the Fund’s net asset value to be volatile. For example, if the Adviser seeks to gain enhanced exposure to a specific asset class through an instrument providing leveraged exposure to the class and that instrument increases in value, the gain to the Fund will be magnified; however, if that investment decreases in value, the loss to the Fund will be magnified. A decline in the Fund’s assets due to losses magnified by the instruments providing leveraged exposure may require the Fund to liquidate portfolio positions to satisfy its obligations, to meet redemption requests or to meet asset segregation requirements when it may not be advantageous to do so. There is no assurance that the Fund’s use of instruments providing enhanced exposure will enable the Fund to achieve its investment objective.

High Portfolio Turnover Risk – The Fund’s investment strategies are expected to involve frequent trading which leads to high portfolio turnover. The Adviser anticipates that the Fund’s annual portfolio turnover rate will be significantly higher than that of most mutual funds, but it is not expected to exceed 1,000%. High rates of portfolio turnover could lower performance of the Fund due to increased trading costs and may result in the realization of capital gains. It is possible that the Fund may distribute sizable taxable capital gains to its shareholders, regardless of investment performance. Mutual funds are required to distribute their net realized capital gains annually under federal tax laws.

Transaction Cost Risk – Transaction costs refer to the charges that are associated with buying and selling securities for the Fund. As a result of the Fund’s expected high rate of portfolio turnover, the Fund will likely incur higher brokerage and custody charges than those associated with an average equity fund. In addition to transaction costs, certain of the stocks that the Fund sells short have more expensive borrowing fees than other stocks in the market (commonly referred to as “hard to borrow stocks”). These high fees increase the expenses of the Fund regardless of whether they have a positive impact on the performance of the Fund. These transaction costs and high borrowing fees increase the cost of your investment in the Fund.

Tax Inefficiency Risk – In addition to the potential for large capital gain distributions, it is possible that some or all of the gains distributed may be categorized as short-term capital gains, which are subject to higher tax rates than long-term capital gains. Given the tax-inefficiency of the Fund, shareholders should consider investing through a tax-deferred account and carefully consider the tax consequences before investing.

PERFORMANCE SUMMARY

The bar chart and performance table that follow provide some indication of the risks and variability of investing in the Market Neutral Fund by showing the changes in the Fund’s performance from year to year for the last ten calendar years, and by showing how the Fund’s average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Certain performance information shown reflects fee reductions and/or expense reimbursements by the Adviser; without such fee reductions and expense reimbursements, returns would be less than those shown. Updated performance information, current through the most recent month end, is available at www.tfscapital.com/products/mutual-funds/tfs-market-neutral-fund or by calling 1-888-534-2001.

Annual Total Returns

During the periods shown in the bar chart, the highest return for a quarter was 10.28% during the quarter ended December 31, 2006 and the lowest return for a quarter was -13.60% during the quarter ended September 30, 2008.

Average Annual Total Returns
 For Periods Ended December 31, 2014

The performance table presents the impact of taxes on the Fund’s returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

	1 Year	5 Years	10 Years
TFS Market Neutral Fund
Return Before Taxes	4.15%	3.90%	6.74%
Return After Taxes on Distributions	3.10%	2.85%	6.00%
Return After Taxes on Distributions and Sale of Fund Shares	3.21%	2.85%	5.29%
Standard & Poor’s 500 Index (reflects no deduction for fees, expenses, or taxes)	13.69%	15.45%	7.67%

MANAGEMENT OF THE FUND

Investment Adviser

TFS Capital LLC is the Fund’s investment adviser.

Portfolio Management Committee

The Adviser employs a team of investment professionals to manage the Fund’s investments. The Portfolio Management Committee is responsible for the day-to-day management of the Fund’s portfolio. The members of the Portfolio Management Committee are:

Name	Title	Length of Service to the Fund
Kevin J. Gates	Co-Portfolio Manager	Since September 2004
Richard J. Gates	Co-Portfolio Manager	Since September 2004
Eric S. Newman	Co-Portfolio Manager	Since September 2004
Dr. Yan Liu	Co-Portfolio Manager	Since November 2009
David S. Hall	Co-Portfolio Manager	Since March 2015

PURCHASE AND SALE OF FUND SHARES

Minimum Initial Investment Requirement

$5,000 for all types of accounts.

Minimum Additional Investment Requirement

$100 for all types of accounts

To Place Orders

By Mail:	TFS Capital Investment Trust c/o Ultimus Fund Solutions, LLC P.O.Box 46707 Cincinnati, Ohio 45246-0707
By Bank Wire:	Call 1-888-534-2001 for assistance.

General Information

You may purchase, exchange or redeem (sell) shares of the Fund on each day that the NYSE is open for business at the Fund’s net asset value next calculated after receipt of a purchase, exchange or redemption order in proper form. Transactions may be initiated by written request, by wire transfer or through your financial intermediary.

TAX INFORMATION

The Fund’s distributions are generally taxable as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. If you are investing through a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from such arrangement.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.